UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 25, 2019

Frontier Communications Corporation
(Exact name of registrant as specified in its charter)

Delaware

Delaware	001-11001	06-0619596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Merritt 7, Norwalk, Connecticut 06851 (Address of principal executive offices) (Zip Code)	(203) 614-5600 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange
Common Stock, $0.25 par value	FTR	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 28, 2019, Frontier Communications Corporation, a Delaware corporation (the “Company”), Frontier Communications ILEC Holdings LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Intermediate Holdco”), and Northwest Fiber, LLC, a Delaware limited liability company formed by WaveDivision Capital, LLC in partnership with Searchlight Capital Partners, LLC (“Purchaser”), entered into a Purchase Agreement (the “Purchase Agreement”). Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Purchaser has agreed to acquire from the Company and Intermediate Holdco all of the issued and outstanding equity interests of the subsidiaries of the Company and Intermediate Holdco (the “Transaction”) that operate the Company’s business in Washington, Oregon, Idaho and Montana (the “Business”).

The purchase price to be paid to the Company in connection with the Transaction is $1.352 billion in cash (the “Purchase Price”), subject to certain adjustments, including for working capital as compared to an agreed target, and certain pension and retiree medical liabilities, in each case as set forth in the Purchase Agreement.

The Purchase Agreement provides that completion of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including, among other things, obtaining certain required regulatory approvals, including approvals from the Committee on Foreign Investment in the United States, the Federal Communications Commission, the Washington Utilities and Transportation Commission, the Public Utility Commission of Oregon, the Montana Public Service Commission and certain local video cable franchising authorities representing approximately 85% of the Business’s current subscriber base.

The Purchase Agreement contains customary representations, warranties and covenants related to the Business and the Transaction. Between the date of the Purchase Agreement and the completion of the Transaction, subject to certain exceptions, the Company has agreed to cause its subsidiaries to operate the Business in the ordinary course of business consistent with past practice and to, among other things, use commercially reasonable efforts to preserve intact the business organizations, operations and goodwill of the Business.

The Purchase Agreement includes customary termination provisions for both the Company and Purchaser. Both the Company and Purchaser will have the right to terminate the Purchase Agreement if the closing has not occurred by May 28, 2020.

In connection with the Transaction, the Company has also agreed to provide certain transition services to Purchaser following the Closing on the terms set forth in the Purchase Agreement. Subject to certain exceptions, the Company has agreed to provide such transition services to Purchaser for no cost for the first six months following the Closing and at agreed upon costs for the remainder of the applicable service term.

The representations and warranties of the Company, Intermediate Holdco and Purchaser contained in the Purchase Agreement have been made solely for the benefit of the parties to the Purchase Agreement.  In addition, such representations and warranties (a) have been made only for purposes of the Purchase Agreement, (b) have been qualified by confidential disclosures made to Purchaser in connection with the Purchase Agreement, (c) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (e) have been included in the Purchase Agreement for the purpose of allocating risk between the Company and Purchaser rather than establishing matters as facts. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the Company or Purchaser or their respective subsidiaries or businesses. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Purchaser or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF  DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 25, 2019, Virginia Ruesterholz resigned from the Board of the Company, including the committees on which she served, effective as of such date. Ms. Ruesterholz is resigning due to the demands of other commitments and not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company thanks Ms. Ruesterholz for her years of service to the Company and its stockholders.

ITEM 7.01   REGULATION FD DISCLOSURE

Attached as Exhibit 99.1 hereto is a press release dated May 29, 2019 issued by the Company announcing the execution of the Purchase Agreement referred to in Item 1.01 of this Current Report.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

This current report contains forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  All statements other than statements of historical facts may be forward-looking statements.  When used in this current report, the words “believe”, “expect”, “could”, “may”, “would”, “will”, “trend” and similar words are intended to identify forward-looking statements.  Examples of forward-looking statements include, but are not limited to, statements that relate to the Company’s future prospects, developments and business strategies, as well as the Company’s sale of operations and associated assets to Purchaser.  We caution you to not place undue reliance on these forward-looking statements, as they speak only as of the date they are made.  Except for the company’s ongoing obligations under the U.S. federal securities laws, the Company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this current report or to reflect the occurrence of any unanticipated events.

Many factors and uncertainties relating to the proposed transaction, our operations and our business environment, all of which are difficult to predict and many of which are outside of our control, influence whether any forward-looking statements can or will be achieved.  Any one of these factors could cause our actual results or the impact of the acquisition to differ materially from those expressed or implied in writing in any forward-looking statements made by the Company or on its behalf.  Such factors related to the completion and impact of the Transaction include, but are not limited to, statements related to the amount of cash the Company will receive at closing, the ability of the parties to obtain regulatory approvals and meet other closing conditions, and the Company’s strategy to reduce debt and operate its ongoing business.

For additional information on other factors related to the Company’s business that could cause our actual results to differ materially from expected results, please see our filings with the Securities and Exchange Commission, including the company’s Annual Report on Form 10-K for the year ended December 31, 2018 and any subsequent reports on Forms 10-Q and 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1*	Purchase Agreement, dated as of May 28, 2019, between Frontier Communications Corporation, Frontier Communications ILEC Holdings LLC and Northwest Fiber, LLC
99.1	Press Release issued by Frontier Communications Corporation on May 29, 2019

*Schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS CORPORATION

Date: May 29, 2019	By:	/s/ Mark D. Nielsen
		Name:	Mark D. Nielsen
		Title:	Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1*	Purchase Agreement, dated as of May 28, 2019, between Frontier Communications Corporation, Frontier Communications ILEC Holdings LLC and Northwest Fiber, LLC
99.1	Press Release issued by Frontier Communications Corporation on May 29, 2019

*Schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.